Exhibit 99.2

T H E D I G I T A L A S S E T C O M P A N Y Q4 2021 Investor Presentation N A S D A Q : M I G I March 2022

Q4 2021 Investor Presentation 2 LEGAL DISCLAIMER Information contained herein is derived from various internal and external sources which are deemed reliable, but no representations or warranties are made by Company, or any of its affiliates, employees or representatives as to the accuracy or completeness of such information. The Company has not independently verified any of the information set forth in this Presentation. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modelling or any other information contained herein. Any data on past performance or modelling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Presentation. The information contained in this Presentation does not purport to contain all of the information that a prospective investor may desire. In all cases, interested parties should conduct their own investigation and analysis of Company and the information contained herein. Except as otherwise expressly indicated, this Presentation speaks as of the date hereof. The Company, does not undertake to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material. The delivery of this Presentation does not imply that there has been no change in Company’s affairs after the date hereof. This Presentation is not a prospectus, disclosure document or offering document, and does not constitute an offer or invitation to apply for securities under any. In particular, this Presentation shall not form the basis of or be relied on in connection with any contract or commitment whatsoever. FORWARD LOOKING STATEMENTS/USE OF PROJECTIONS Statements made in this presentation include forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements can be identified by the use of words as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” target,” or comparable terminology. All financial forecasts are forward - looking statements, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. All forward - looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward - looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company's Annual Report on Form 10 - K filed with the SEC on March 21 2022, as may be supplemented or amended by future filings of the Company. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events, new information or otherwise. More specifically, it is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, or when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The parameters used were hash rates of 1.5 EH, 4.00 EH and 5.50 EH, Bitcoin price assumption of $40,000 and blended historical average power costs. NO OFFER OR SOLICITATION This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, sale or solicitation of any securities shall be made in any jurisdiction in which such offer, sale or solicitation would be prohibited. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. INVESTOR NOTICES Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under “Risk Factors” in our most recent SEC filings including our Annual Report on Form 10 - K filed with the SEC on March 21 2022. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID - 19, there can be no assurances as to when we may see any long - term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant. NON - GAAP FINANCIAL MEASURES T he Company utilizes a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The Company considers the use of non - GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. While the Company uses non - GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, the Company does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, the Company believes that disclosing non - GAAP financial measures to the readers of its financial information provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. Investors are cautioned that there are inherent limitations associated with the use non - GAAP financial measures as an analytical tool. In particular, non - GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. In addition, other companies, including other companies in the Company’s industry, may calculate non - GAAP financial measures differently than the Company does, limiting their usefulness as a comparative tool.

Mawson at a glance

Focused on Bitcoin Self-Mining and Hosting Co-location services, Mawson's integrated model is based on a long term strategy to assist in the global transition to a digital and decarbonised society.

ONLINE SELF-MINING HASH RATE

1.50EH

Expected as at end March 2022

~**7** BTC produced per day [1]

TARGET SELF-MINING HASH RATE

4.00EH

Expected online **Q3 2022**

~**18** BTC produced per day [1]

TARGET SELF-MINING HASH RATE

5.50EH

Expected online early **Q1 2023**

~**25** BTC produced per day [1]

350MW [2]

Total contracted energy infrastructure capacity

across all Bitcoin mining facilities

4 SITES

3 **USA** + 1 **AUS**

Net Zero Carbon [3]

Bitcoin mining & hosting

1. Bitcoin produced per day is based on network difficulty as at 18 March 2022. Assumes all equipment deployed and online, plus the construction of all contracted sites. Please see Coinwarz Bitcoin Mining Calculator at https://www.coinwarz.com/mining/bitcoin/calculator. The above information is for general information purposes only, should not be considered forward looking statements and Mawson takes no responsibility for the accuracy of third party information, including websites. Online calculator excludes overheads and fees (except pool fees). The above information should be read in conjunction with the disclaimer on page 2
2. Contracted energy capacity delivery is not guaranteed and is subject to decreases in various circumstances such as times of high energy use.
3. 2020 carbon offset with carbon credits, 2021 carbon footprint assessment underway.

Mawson

Q4 2021 Investor Presentation 3

Headline Results

Q4 2021



Financial Highlights

		Δ (from Q3 2021)
Revenue	$19.6M	+79%
Gross Profit	$16.0M	+89%
EBITDA (Non-GAAP)	$10.0M	+203%

Operational Highlights

Hash Rate Record	0.83EH [1]
Energy infrastructure capacity available for Bitcoin Mining	200MW Added in Q4
New ASIC Bitcoin Miners contracted	+4,000 Total fleet >40,000 as at 31 Dec 2021

Subsequent Events to Q4

230MW	Expansion of Bitcoin Mining Facility in Sandersville, GA, USA *which could accommodate up to 7.5 Exahash of operational capacity[2]
$20M	Debt facility secured with Celsius Mining LLC
100MW	Hosting Co-location customer agreement signed with Celsius Mining LLC

1. 0.83 EH was reached on the 22nd of December 2021 for two consecutive days, future results may vary, and will be subject to the Risk Factors as described in our Annual Report filed on 10K with the SEC on March 21, 2022.
2. Exahash capacity assumes installation of latest generation ASIC Bitcoin Mining hardware including but not limited to Bitmain S19J Pro, MicroBT M30/1, Avalon A1246 assuming approximately 30 megawatts per 1 Exahash.

Mawson

Q4 2021 Investor Presentation 4

Headline Results

FY 2021



Financial Highlights

		Δ (from FY2020)
Revenue	$43.9M	+886%
Gross Profit	$34.0M	+2,526%
EBITDA (Non-GAAP)	$17.9M	
Cash and equivalents	$5.5M	at 31 December

Operational Highlights

Total Contracted Self-Mining Hash Rate	3.35EH
Energy infrastructure capacity available for Bitcoin Mining	220MW Added in FY 2021
New ASIC Bitcoin Miners contracted	+33,000 Total fleet >40,000 as at 31 Dec 2021
Hosting Co-location revenue	$0.85M

Strategic Highlights

New 100MW Bitcoin Mining Facility Signed in Midland, PA, USA

100MW Bitcoin Mining Facility Expansion in Sandersville, GA, USA

First Bitcoin mining facility signed in partnership with Quinbrook Infrastructure Partners – global green energy infrastructure fund

Listed on the NASDAQ

Joined the Bitcoin Mining Council

Mawson

Q4 2021 Investor Presentation 5

Q4 2021 Investor Presentation 6 Q4 - 21 ($M) Q4 - 20 ($M) Δ ($M) ASSETS Cash and cash equivalents $5.5 $1.1 $4.4 Property and equipment, net $76.9 $7.0 $69.9 Equipment deposits $51.4 $ - $51.4 Other Assets $11.5 $1.7 $9.8 Total Assets $145.3 $9.8 $135.5 Trade and other payables $7.7 $1.9 $5.8 Borrowings $18.7 $0.3 $18.4 Other Liabilities $4.3 $ - $4.3 Total Liabilities $30.7 $2.2 $28.5 Net Assets $114.6 $7.6 $107.0 December 31, 2021 Balance Sheet 1 7.1 6.2 10.9 19.6 Revenues ($M) 4.5 4.7 8.4 16.0 Gross Profit ($M) 2.0 2.6 3.3 10.0 Non - GAAP EBITDA ($M) FY 2021 Summary Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1. Balance sheet presented in a non - GAAP basis. Please see slide 19 for reconciliation to statutory GAAP accounts per 10K.

Mawson
Self-Mining

	Mar 2022	Q3 2022[1]	Δ	Q1 2023 Target[2]	Δ
Capacity (MW)[2]	350 MW	590 MW	**+240 MW**	1,000 MW	**+410 MW**
Total Exahash (EH) Online	1.5 EH	4.0 EH	**+2.5 EH**	5.50 EH	**+1.5 EH**
BTC Mining Production / day	7.0 BTC /day[1]	18.0 BTC /day[1]	**+11.0 BTC**	25.0 BTC /day	**+7.0 BTC**
Annualised Revenue[1]	$102.2M	~$262.8M	**+$160.6M**	~$365.0M	**+$102.2M**

Mining Revenue = (Mawson Hashrate / Network Hashrate) X Block reward (6.25 BTC + TXN fees) X 52,560 Blocks per year X Bitcoin price

Operating Costs = [ASIC Miner power consumption + Datacentre power usage] X Power price + Other operating costs

1. Annualised revenue is based on BTC USD$40k and difficulty as at 18 March 2022. Assumes all equipment deployed and online, plus the construction of all contracted sites.
2. Approximately 116 megawatts (MW) is currently allocated to Mawson's Hosting Co-location customers, see slide 8 for further details.

*Please see Coinwarz Bitcoin Mining Calculator at https://www.coinwarz.com/mining/bitcoin/calculator. The above information is for general information purposes only, should not be considered forward looking statements and Mawson takes no responsibility for the accuracy of third party information, including websites. Online calculator excludes overheads and fees (except pool fees). The above information should be read in conjunction with the disclaimer on page 2.

Mawson
Q4 2021 Investor Presentation 7

Q4 2021 Investor Presentation 8 Mawson Hosting Co - location Mar 2021 Target Q4 2022 1 Δ Target 2023 1 Δ Contracted Hosting Customers (MW) 116 MW 140 MW +24MW 220 MW +80MW Exahash (EH) Capacity 3.8 EH 4.6 EH +0.8EH 7.3 EH +2.7EH 1. Exahash capacity assumes installation of latest generation ASIC Bitcoin Mining hardware including but not limited to Bitmain S19J Pro, MicroBT M30/1, Avalon A1246 assuming approximately 30 megawatt per 1 Exahash. Mawson leverages its surplus infrastructure capacity to generate an additional revenue stream, comprising hosting co - location services.

Q4 2021 Investor Presentation 9 Deployment Timeline (EH) Infrastructure First approach Focus on large scale power infrastructure and long term security Aggressively Increasing Self - Mining Hash Rate 1.10 EH January 2022 4.00 EH Q3 2022 +263% vs Jan 2022 5.50 EH Early Q1 2023 +400% vs Jan 2022 Hash Rate Growth (EH) 6.00 MIGI Actual Hash Rate (EH) 5.00 MIGI Target Hash Rate (EH) 4.00 3.00 2.00 1.00 -

Secure Pipeline
350MW

Energy Infrastructure underpins future growth

We focus on identifying stranded and distressed energy

Over 1GW pipeline of energy projects
Existing facilities of 350MW

Organic expansion
Proven history of efficient modular site development

Future development pipeline
Expansion of existing facilities, plus new site acquisitions



Lease term
Sandersville, GA
USA
230MW
26 Years
Midland, PA
USA
100MW
+200MW
15 Years
New South Wales
AUS
20MW
7 Years
Existing Capacity
Target Expansion
Pipeline Sites
+1000MW

Mawson

Q4 2021 Investor Presentation 10

Q4 2021 Investor Presentation 1 1 Secured Infrastructure Capacity ASIC Bitcoin Mining Units Latest generation bitcoin mining hardware 45,000+ Units contracted 4.00 EH Q3 2022 Modular Data Center Units 2.5 MW / Unit 250+ Units Transformer Units 2500 kVa 160+ Units Total capacity 625 MW (Approx. 20 EH) Total capacity 400 MW (Approx. 13 EH)

Q4 2021 Investor Presentation 12 Sandersville, GA USA Midland, PA USA New South Wales AUS Current Exahash Capacity 7.5 EH 3.3 EH 0.4 EH Current MW capacity 230 MW 100 MW 20 MW Future potential MW capacity +200 Future potential Exahash Capacity +6.6 Current Modular Data Centre Capacity 115 50 10 Lease Term 26 Years 15 Years 7 Years Tenancy Type Long - term lease with option to buy Long - term lease Long - term lease Energy Mix ~75% carbon - free 100% carbon - free 100% renewable Current Total 11.2 EH 350 MW 175 Compelling Bitcoin Mining Facility Metrics

Mawson’s Infrastructure First Approach Strict ROIC assessment of sites 1 2 Modular Data Centre (MDC) IP Long - term agreements 3 4 ESG & Social Impact focus • High quality, stable and supportive jurisdictions • Selection of sites with stranded/under - utilised energy especially in regional areas • Target low cost of energy across global portfolio • Design allows for rapid deployment in most climates • One of the lowest costs of deployment in the industry • Flexibility to rapidly re - deploy equipment across facilities • Target sites that satisfy a Net Zero Carbon 2030 strategy • Site criteria includes targeting non - carbon emitting energy mix greater than 75% • Deep community engagement to win local support / social licence to operate • Dedicated carbon offset program: demonstrated contribution to major projects • Secured long - term agreements for key sites Georgia, USA 26 Years Midland, PA USA 15 Years New South Wales, 7 Years AUS Q4 2021 Investor Presentation 13

ESG Focus

Net Zero Carbon

22,277
Tonnes of CO_2 Offsets purchased in 2020, 2021 carbon footprint being assessed/offset

~75%
Sustainable / non-carbon emitting energy mix

100,000
Trees Planted by the end of 2022

Socially Engaged

Georgia, USA
- Platinum sponsor of School Athletics Programs
- Mawson Group Academic Scholarship
- Mawson and Brentwood School Career Pathways Program
- Christmas Tree giveaway
- Washington County Regional Medical Centre

Pennsylvania, USA
- Mawson supporter of Buhl Park (community park)
- Community College Beaver County Scholarship Program
- Lincoln Park Performing Arts Centre Supporter
- Beaver Falls Park sponsorship
- Heritage Valley Health System Supporter

Governance Framework

A responsible, accountable and ethical approach to corporate governance underpins the way we do business.

- Independent Board of Directors
- Code of Ethics and Business Conduct
- Audit & Remuneration Committee

Mawson
Q4 2021 Investor Presentation 14

Q4 2021 Investor Presentation 15 Highly experienced Management & Board Greg Martin Independent Non - Executive Chair 25 years with AGL Energy (AGL.ASX), Australia’s largest energy generator/retailer, 5 years as CEO and Managing Director James Manning Founder & CEO 15 years management experience across technology, accounting, logistics, property development Michael Hughes Independent Non - Exec Director 30 years experience across financial services. Previous Commercial Director of Sealink Travel Group (SLK.ASX) Yossi Keret Independent Non - Exec Director 25 years experience in public markets, having served as CFO of numerous public and private companies on the NASDAQ and ASX Board Hetal Majithia Chief Financial Officer 10 years’ experience as a chartered accountant, having worked previously at PwC and KPMG in Australia and the UK Liam Wilson Chief Operating Officer 16 years experience in senior operational management roles across multiple industries Nick Hughes - Jones Chief Commercial Officer 15 years experience in financial markets and funds management Craig Hibbard Chief Development Officer 15 years’ experience in business leadership and delivery of major projects Key employees Tom Hughes General Counsel 15 years’ legal experience across technology, banking and asset management, formerly with Macquarie Bank, ANZ Bank and HUB24 Heath Donald Chief Marketing Officer 20 years’ experience across technology, communications and marketing, primarily in the telecommunications and IT industries

Q4 2021 Investor Presentation 16 The Cosmos Global Digital Miners Access ‘DIGA’ ETF DIGA aims to track the Global Digital Miners Access Index (before fees and expenses) which is composed of global companies with the primary business focus on digital asset mining and infrastructure. The Cosmos Global Digital Miners Access ETF trades in Australia under the code ‘DIGA.CXA’ Mawson Innovation Portfolio Bitcoin & HPC hosting services Mawson’s subsidiary, Luna Squares LLC, provides hosting co - location services at our Georgia and Pennsylvania facilities. Luna Squares currently serves customers with ~116MW of hosting co - location agreements in place, plus a healthy pipeline of potential new customers. Strategic Partnership with Purpose Investments Inc Cosmos Asset Management is partnering with ~$14BN in AUM global asset manager, Purpose Investments Inc.

Q4 2021 Investor Presentation 17 Ticker NASDAQ:MIGI Share price $4.78 Shares outstanding 71,580,295 $342M Market capitalisation Mawson Register – High Insider Ownership Ownership Board and Management External Investors 76% 24% Based on share price as at 18 March, 2022

Q4 2021 Investor Presentation 18 Mawson Infrastructure Group A strong platform for sustainable growth 1. 2020 carbon offset with carbon credits, 2021 carbon footprint currently being assessed/offset. 2. https:// www.prnewswire.com/news - releases/bitcoin - miners - revenue - rose - 206 - in - 2021 - 301482452.html Rapid Growth and Scale +400% targeted operational growth from Jan 2022 to early Q1 2023 1.10 EH in Jan 2022 4.00 EH Q3 2022 5.50 EH in early Q1 2023 Infrastructure First Approach Owner/Operator of Bitcoin Self - Mining, Hosting Co - location Facilities, and Modular Data Centres (MDC) 4 Secured Locations 3 USA sites 1 AUS site Sustainable Bitcoin Mining Net Zero Carbon Bitcoin Mining/Hosting 1 Strategic Relationships Quinbrook Infrastructure Partners Purpose Investments, Inc Celsius Mining LLC Canaan Inc Foundry Digital LLC Lowest quartile operator - Large revenue opportunity Low costs of deployment per megawatt and costs of production ~$15BN bitcoin mining revenue in 2021 2 High insider ownership ~24% owned by directors and senior management

Reconciliation of Non - GAAP Metrics Q4 Balance Sheet Slide 6 identifies some non - GAAP financial metrics, which require reconciliation to the statutory GAAP numbers. We set them out as follows: Assets Cash and cash equivalents Cash $5.5M Property and equipment, net $76.9M Share Based Payments 3 $0.7 Equipment deposits $51.4M EBITDA (Non - GAAP) $10.0 Other Assets Trade and other receivables $7.2M Revenue $19.6 Right of use assets $4.0M Less Marketable securities $0.3M Cost of Revenues $3.6 GROSS PROFIT (GP) $16.0 Total Assets $145.3M Slide 4 identifies some non - GAAP financial metrics, which require reconciliation to the statutory GAAP numbers. We set them out as follows: Net profit (GAAP) $1.8 Net other expenses 1 $1.3 Depreciation & amortisation 2 $6.2 1. Adjustments for – realised and unrealized gains and losses, non - operating income/(expense), share of associates accounted for using the equity method and tax. 2. Reverses out accelerated depreciation effect 3. Reverses out share - based payments 4. Rounding to millions Q4 EBITDA + Gross Profit Liabilities Trade and other payables $7.7M Borrowings Other Liabilities Lease liability Total Liabilities $18.7M $4.3M $30.7M Q4 2021 Investor Presentation 19

Investor Relations Brett Mass Hayden IR mawson@haydenir.com Head Office Level 5, 97 Pacific Highway North Sydney, NSW Australia info@mawsoninc.com